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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 15, 2002
                                                         ---------------



                      INTEGRATED INFORMATION SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       29947                   86-0624332
          --------                       -----                   ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)              File Number)            Identification No.)



                 1480 SOUTH HOHOKAM DRIVE, TEMPE, ARIZONA 85281
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               (Address of Principal Executive Offices) (Zip code)




Registrant's telephone number, including area code  (480) 317-8000
                                                   ---------------





                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS

         Attached hereto as Exhibits 99.1 and 99.2, respectively, are copies of Integrated Information Systems, Inc.'s press releases dated August 14, 2002 titled "IIS Reports Results for Second Quarter 2002" and "Integrated Information Systems, Inc. Announces Nasdaq Delisting Notice."



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT
NUMBER    DESCRIPTION

99.1 Press release of Integrated Information Systems, Inc. dated August 14, 2002, titled "IIS Reports Results for Second Quarter 2002."

99.2 Press release of Integrated Information Systems, Inc. dated August 14, 2002 titled "Integrated Information Systems, Inc. Announces Nasdaq Delisting Notice."






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEGRATED INFORMATION SYSTEMS, INC.



Date:  August 15, 2002               By: /s/ James G. Garvey, Jr.
                                         -----------------------------------
                                     James G. Garvey, Jr.
                                     (Chairman, Chief Executive Officer and
                                      President)



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